Forward-Looking Statement
Certain
of
the
matters
discussed
in
this
report
about
our
and
our
subsidiaries'
future
performance,
including,
without
limitation,
future
revenues,
earnings,
strategies,
prospects,
consequences
and all
other
statements
that
are
not
purely
historical
constitute
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Such
forward-looking
statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions
made
by
and
information
currently
available
to
management.
When
used
herein,
the
words
“anticipate,”
“intend,”
“estimate,”
“believe,”
“expect,”
“plan,”
“should,”
“hypothetical,”
“potential,”
“forecast,”
“project,”
variations
of
such
words
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
Factors
that
may
cause
actual
results
to
differ
are
often
presented
with
the
forward-looking
statements
themselves.
Other
factors
that
could
cause
actual
results
to
differ
materially
from
those
contemplated
in
any
forward-looking
statements
made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC),
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q
and
Form
8-K
and
available
on
our
website:
http://www.pseg.com.
These
factors
include,
but
are
not
limited
to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

EXHIBIT 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This
information
is
not
intended
to
be
viewed
as
an
alternative
to
GAAP
information.
The
last
three
slides
in
this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:
Mid-Atlantic
Reliability
Award
(13
th
consecutive
year),
top
ranked
among
eastern electric and gas utilities in
business
customer satisfaction
•
PSEG
Power:
Record
output
from
combined
cycle
units
•
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Updated
operating
earnings
guidance
for
2015
to
$2.80-$2.95
per
share from
$2.75-$2.95 per share
•
Cash
flows
and
business
mix
support
strong
credit
ratings
and
ability
to
fully
fund robust investment pipeline without issuing new equity
•
Increased rate of
dividend growth in 2015
Disciplined
Investment
•
PSE&G
Capital program = rate base growth of 11% over 5 years with increased investment in Transmission; Electric and Gas distribution; and Gas
System Modernization Program
•
Power:  Keys & Sewaren CCGTs, uprates, PennEast Pipeline, and Solar Source

$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
2014
2015E
2016E
2017E
2018E
Keys and Sewaren CCGT
Penn East (equity investment)
Growth
Environmental/Regulatory*
Maintenance

PSEG

PSEG Power increased capital spending
by $1.6 billion with addition of new generating capacity focused on improving efficiency and reliability
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE.
(Peach Bottom EPU, AGP, Solar)

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF UPDATED EARNINGS GUIDANCE.
**
**

Power –
Growing value by improving market rules
and developing investment opportunities
Value  Source
Opportunities and Actions Taken
Improving rules
will better
recognize
value of our
fleet
•
PJM’s
Capacity
market
–
2014
limits
on
demand
response
and
August
2015 Capacity Performance auction
•
Demand response treatment at U.S. Courts / FERC
•
Energy price formation at FERC
•
Increasing
air
quality
standards
via
Federal
and
State
regulations
Our footprint
provides
growth
opportunities
•
Nuclear and Combined Cycle plant uprates underway
•
New
build
Keys
CCGT
in
SWMAAC*
(MD)
and
Sewaren
7
in
EMAAC*
•
Brownfield
expansions
at
existing
sites
New peakers built at New Haven and Kearny
sites
Continue to explore further opportunities
•
PennEast
pipeline
-
equity
investment
and
gas
portfolio
enhancement
•
~148
MW**
of
utility-scale
solar,
with
significant
project
pipeline
•
Continue to
seek opportunities
to expand the fleet
*  SWMAAC
=
SOUTHWEST
MID-ATLANTIC
AREA
COUNCIL
\EMAAC
=
EASTERN
MID-ATLANTIC
AREA
COUNCIL
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
**PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 115 MW.

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
$612
$725
2013
2014
2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$760 --
$775E**
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  **UPDATED GUIDANCE ON JULY 31, 2015.

PSEG Power has generating assets
in three competitive markets
•
Assets located near load
centers
•
Low cost portfolio
Fuel flexibility with gas cost
advantage
•
Positioned to benefit
from volatility in real-time
markets
•
Readiness for capacity
performance (CP) in PJM
•
Fleet positioned to
maintain diversity and
efficiency after HEDD
•
Sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Linden
Mercer
Burlington
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM
Keys (Site)

→

Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2014
2018

Oil, Other gas, HEDD, Pumped storage
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2014
2018E

PSEG

PSEG Power will improve diversity and efficiency as
we invest in the fleet
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Environmental
improvement
•
Peach Bottom (PB)
uprate
•
Advanced Gas Path
(AGP)
•
Combined cycle units
Keys and Sewaren
operational in 2018
Objective
2015
2018
13,146 MW
12,600 MW
Fuel Diversity
57 -
59 TWh
54 TWh
E
E=ESTIMATE.

Energy Produced

7,200
7,300
7,400
7,500
7,600
7,700
7,800
2008
2009
2010
2011
2012
2013
2014
PSEG Power initiatives result in
continuing improvement in combined cycle heat rate
AGP projected efficiency
improvement 2015-2018
2018E*
E= ESTIMATE.
*The weighted average Combined Cycle Operating Heat Rate in 2018, with the addition of
Sewaren 7 and Keys Energy Center, will be approximately 7,250

PSEG Power developing 1,300 MW of new,
efficient CCGT capacity in MD and NJ
•
Construction of 755 MW Keys Energy Center
to begin this Fall on a new, natural gas fired
power plant in Maryland (SWMAAC*) at
an estimated cost of $825 to $875 million
•
Power cleared a new 540 MW CCGT unit,
Sewaren 7 located in New Jersey (EMAAC*),
in the recent 2018/2019 RPM auction;
the unit is expected to cost ~$600 million
and is targeted to be in service in 2018;
older Sewaren units will be retired upon
completion of the new unit
•
PSEG Fossil will oversee the construction
and operation of both PSEG Keys Energy
Center and Sewaren 7
PJM
*SWMAAC = SOUTHWEST/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
SEWAREN 7 SITE
KEYS ENERGY
CENTER SITE

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$680E
2015 Observations
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary, and PSEG Power Adjusted EBITDA
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E
2014
PSE&G
$760 -
$775
$725
PSEG Power
$620 -
$680
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,420 -
$1,500
$1,400
Earnings per Share
$2.80 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,645
$1,584
*   SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL IMPACT
FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.

PSEG Summary
•
Continued third year of anticipated positive earnings trend in 2015 with updated operating earnings guidance of $2.80 to $2.95 per share
•
Continued 5
th
straight year of expected double digit, 5-year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on a three-year basis from 2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Power realigning its portfolio with new, efficient CCGT investments in MD and NJ
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunities without the need for equity
•
Our $0.08 per share dividend increase for 2015 is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth

PSEG Power’s Adjusted EBITDA -
Q2 2015,
YTD and Full-Year 2015 Guidance
Three
Months
Ended June 30,
Six Months (YTD)
Ended June 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$110
$87
$388
$380
$620
$680
Add:
Fossil Major Maintenance, pre-tax
52
49
101
107
115
115
Depreciation & Amortization, pre-tax
75
73
152
146
305
305
Interest Expense, pre-tax
32
29
63
60
125
125
Income Taxes
32
38
223
234
380
420
Adjusted EBITDA
$301
$276
$927
$927
$1,545E
$1,645E
PSEG Power -
Adjusted EBITDA*
*    SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.
**  SEE
SLIDE
A
FOR
ITEMS
EXCLUDED
FROM
NET
INCOME
TO
RECONCILE
TO
OPERATING
EARNINGS;
INCLUDES
THE
FINANCIAL
IMPACT
FROM
MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)
(a)
 (PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM
(a)
 (PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A

PSEG Power Adjusted EBITDA Reconcilation

Reconciling Items	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014	Year Ended December 31, 2014
	($ Millions, Unaudited)				
Adjusted EBITDA	$ 301	$ 276	$ 927	$ 927	$ 1,584
Fossil Major Maintenance, pre-tax	(52)	(49)	(101)	(107)	(144)
Depreciation and Amortization, pre-tax [(b)]	(75)	(73)	(152)	(146)	(291)
Interest Expense, pre-tax [(b)]	(32)	(29)	(63)	(60)	(120)
Income Taxes [(b)]	(32)	(38)	(223)	(234)	(387)
Operating Earnings	$ 110	$ 87	$ 388	$ 380	$ 642
Gain (Loss) on NDT Fund Related Activity, pre-tax	3	30	10	49	138
Gain (Loss) on MTM, pre-tax [(a)]	48	(70)	14	(293)	111
Storm O&M, net of insurance recoveries, pre-tax	45	(9)	172	(19)	(27)
Income Taxes related to Operating Earnings reconciling items	(40)	16	(83)	101	(104)
Net Income	$ 166	$ 54	$ 501	$ 218	$ 760

(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items.

PSEG

Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.
B

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Consolidated Operating Earnings Reconciliation

Reconciling Items, net of tax	*Three Months Ended June 30,*		*Six Months Ended June 30,*		*Year Ended December 31,*	
	2015	*2014*	*2015*	*2014*	*2014*	*2013*
	($ Millions, Unaudited)					
Operating Earnings	$ 289	$ 245	$ 818	$ 760	$ 1,400	$ 1,309
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity (PSEG Power)	1	14	3	23	68	40
Gain (Loss) on Mark-to-Market (MTM)[(a)] (PSEG Power)	28	(42)	8	(174)	66	(74)
Storm O&M, net of insurance recoveries (PSEG Power)	27	(5)	102	(11)	(16)	(32)
Net Income	$ 345	$ 212	$ 931	$ 598	$ 1,518	$ 1,243
Fully Diluted Average Shares Outstanding (in Millions)	508	508	508	508	508	508
	($ Per Share Impact - Diluted, Unaudited)					
Operating Earnings	$ 0.57	$ 0.49	$ 1.61	$ 1.50	$ 2.76	$ 2.58
Gain (Loss) on NDT Fund Related Activity (PSEG Power)	-	0.02	-	0.04	0.13	0.08
Gain (Loss) on MTM[(a)] (PSEG Power)	0.06	(0.08)	0.02	(0.34)	0.13	(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)	0.05	(0.01)	0.20	(0.02)	(0.03)	(0.07)
Net Income	$ 0.68	$ 0.42	$ 1.83	$ 1.18	$ 2.99	$ 2.45

PSEG

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
C